Exhibit 99.6

CONSENT

We hereby consent to the reference to our valuation of Park Inn Hotel and Radison Blu Astrid Hotel in Antwerp, Belgium as of December 31, 2014 and December 31, 2013, appearing in this Current Report on Form 8-K of Elbit Imaging Ltd., and to the incorporation by reference of this Current Report in the Registration Statement on Form F-1 (Registration No. 333-194519) or F-3 (Registration No. 333-172122) and the Registration Statements on Form S-8 (Registration No. 333-117509, No. 333-130852, No. 333-136684 and No. 333-152820) of Elbit Imaging Ltd.

This consent is not to be construed as an admission that we are an expert or that we are a person whose consent is required to be filed under the provisions of the Securities Act of 1933, as amended.

/s/ Cushman & Wakefield
Cushman & Wakefield
Acting Through: Jonathan Hallett

Prague, Czech Republic March 25, 2016